UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2013

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 10, 2013, prior to the Annual Meeting of Shareholders (“Annual Meeting”) which was held later that day, the Board of Directors (the “Board”) of Marriott International, Inc. (the “Company,” or “Marriott”), upon recommendation of the Board’s Nominating and Corporate Governance Committee, increased the size of the Board to twelve (12) members and appointed Frederick A. Henderson to the Board. Mr. Henderson then stood for re-election with the other directors at the Annual Meeting.

There is no arrangement or understanding between Mr. Henderson and any other person pursuant to which he was selected as a director. Since the beginning of the Company’s last fiscal year through the present, there have been no transactions with the Company, and there are currently no proposed transactions with the Company in which the amount involved exceeds $120,000 and in which Mr. Henderson had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Mr. Henderson will receive compensation as a non-employee director in accordance with the Company’s director compensation practices described in its 2013 Proxy Statement (“Proxy Statement”), filed with the Securities and Exchange Commission on April 5, 2013.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders

On May 10, 2013, Marriott held its Annual Meeting of Shareholders. At the Annual Meeting, shareholders considered: 1) the election of the twelve director nominees named in the Proxy Statement; 2) the ratification of the appointment of the independent registered public accounting firm for fiscal 2013; and 3) an advisory resolution to approve the compensation of Marriott’s named executive officers. Marriott’s shareholders voted as follows on these matters:

1.	Marriott’s shareholders elected twelve director nominees named in the Proxy Statement with the following votes:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
J.W. Marriott, Jr.	2,218,399,460	83,332,940	3,498,620	488,936,920
John W. Marriott III	2,222,634,450	78,315,020	4,281,550	488,936,920
Mary K. Bush	2,247,747,150	51,673,540	5,810,330	488,936,920
Frederick A. Henderson	1,624,451,200	674,248,380	6,531,440	488,936,920
Lawrence W. Kellner	2,275,085,100	23,676,330	6,469,590	488,936,920
Debra L. Lee	2,284,563,330	15,048,040	5,619,650	488,936,920
George Muñoz	2,276,081,850	22,799,160	6,350,010	488,936,920
Harry J. Pearce	2,246,978,040	51,423,310	6,829,670	488,936,920
Steven S Reinemund	2,249,292,580	49,352,460	6,585,980	488,936,920
W. Mitt Romney	2,261,467,760	37,703,870	6,059,390	488,936,920
Lawrence M. Small	2,241,668,750	57,744,870	5,817,400	488,936,920
Arne M. Sorenson	2,277,345,300	23,016,080	4,869,640	488,936,920

2.	Marriott’s shareholders ratified the appointment of Ernst & Young LLP as Marriott’s independent registered public accounting firm for fiscal 2013 with the following votes:

FOR	AGAINST	ABSTAIN
2,771,825,790	16,157,300	6,184,850

3.	Marriott’s shareholders approved the advisory resolution to approve the compensation of Marriott’s named executive officers with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,107,139,990	181,910,890	16,180,140	488,936,920

ITEM 8.01	Other Events.

On May 10, 2013 the Board declared a quarterly cash dividend of seventeen cents ($0.17) per share of common stock. The dividend is payable on June 28, 2013 to shareholders of record on May 24, 2013. A copy of Marriott’s press release is attached as Exhibit 99 and is incorporated by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this report:

Exhibit 99 - Press release issued on May 10, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: May 14, 2013	By:	/s/ Carl T. Berquist
Carl T. Berquist
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press release dated May 10, 2013.

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